EXHIBIT (a)(5)


                              HECLA MINING COMPANY
                          NOTICE OF GUARANTEED DELIVERY
            PURSUANT TO THE OFFERING CIRCULAR DATED JANUARY 16, 2004

         This Notice of Guaranteed Delivery relates to the offer (the "Exchange Offer") of Hecla Corporation ("Hecla") to exchange up to 3,834,410 shares of common stock, par value $0.25 per share, of Hecla for up to all of Hecla's issued and outstanding Share of Series B Cumulative Convertible Preferred Stock (the "Shares"). You must use this Notice of Guaranteed Delivery, or one substantially equivalent to this form, to accept the Exchange Offer if you are a registered holder of Shares and wish to tender your Shares, but (1) the certificates for the Shares are not immediately available, (2) time will not permit your certificates for the Shares or other required documents to reach American Stock Transfer & Trust Company, as exchange agent (the "Exchange Agent"), before 12:00 Midnight, New York City time, on February 20, 2004 (or any such later date and time to which the Exchange Offer may be extended (the "Expiration Date") or (3) the procedure for book-entry transfer cannot be completed before the Expiration Date. You may effect a tender of your Shares utilizing the guaranteed delivery procedure if (a) the tender is made through an Eligible Guarantor Institution (as defined in the Offering Circular under the caption "The Exchange Offer - Procedures for Tendering Preferred Stock"); (b) prior to the Expiration Date, the Exchange Agent receives from an Eligible Guarantor Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in this form, setting forth your name and address, and the amount of Shares you are tendering and stating that the tender is being made by Notice of Guaranteed Delivery (these documents may be sent by overnight courier, registered or certified mail or facsimile transmission); (c) you guarantee that within three New York Stock Exchange, Inc. ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Shares, in proper form for transfer, or a Book-Entry Confirmation (as defined in the Offering Circular under the caption "The Exchange Offer - Procedures for Tendering Preferred Stock") of transfer of the Shares into the Exchange Agent's account at The Depository Trust Company (including the Agent's Message (as defined in the Offering Circular under the caption "The Exchange Offer - Procedures for Tendering Preferred Stock") that forms a part of the Book-Entry Confirmation), as the case may be, a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, and all other documents required by the Letter of Transmittal, will be deposited by the Eligible Guarantor Institution with the Exchange Agent; and
(d) the Exchange Agent receives the certificates for all physically tendered Shares, in proper form for transfer, or a Book-Entry Confirmation of transfer of the Shares into the Exchange Agent's account at The Depository Trust Company, as the case may be, a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, and all other required documents or, in the case of a Book-Entry Confirmation, a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, or an Agent's Message instead of the Letter of Transmittal, in each case, within three NYSE trading days after the date of execution of this Notice of Guaranteed Delivery. Capitalized terms used but not defined herein have the meanings assigned to them in the Offering Circular.

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THE EXCHANGE OFFER WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON
FEBRUARY 20, 2004 UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS OF SHARES MAY BE WITHDRAWN AT ANY TIME PRIOR TO 12:00 MIDNIGHT ON THE EXPIRATION DATE.
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                                   DELIVER TO:
             AMERICAN STOCK TRANSFER & TRUST COMPANY, EXCHANGE AGENT

---------------------------------------- -------------------------------------- --------------------------------------
     By Regular or Certified Mail:                   By Facsimile:                  By Overnight Courier or Hand:
                                            (Eligible Guarantor Institutions
American Stock Transfer & Trust Company                  Only)                     American Stock Transfer & Trust
            59 Maiden Lane                                                                     Company
          New York, NY 10038                        (718) 234-5001                         59 Maiden Lane
 Attention: Reorganization Department                                                    New York, NY 10038
                                            To Confirm by Telephone or for      Attention: Reorganization Department
                                                  Information Call:

                                                  (718) 921-8200
---------------------------------------- -------------------------------------- --------------------------------------
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DELIVERY OF A LETTER OF TRANSMITTAL OR AGENT'S MESSAGE TO AN ADDRESS OTHER THAN
THE ADDRESS LISTED ABOVE OR TRANSMISSION OF INSTRUCTIONS BY FACSIMILE OTHER THAN
AS SET FORTH ABOVE IS NOT VALID DELIVERY OF THE LETTER OF TRANSMITTAL OR AGENT'S
MESSAGE.

Ladies and Gentlemen:

         Subject to the terms and conditions set forth in the Offering Circular and the accompanying Letter of Transmittal, the undersigned hereby tenders to Hecla Mining Company the number of Shares set forth below pursuant to the guaranteed delivery procedure described in the Offering Circular under the caption "The Exchange Offer -- Guaranteed Delivery Procedures."

----------------------------------------------------------     -------------------------------------------------------

Number of Shares Tendered:                                     If Shares will be delivered by book-entry transfer to
                          ------------------------------       The Depository Trust Company, provide account number.

--------------------------------------------------------       Account Number:
Certificate Nos. (if available):                                              --------------------------------------
                                ------------------------

--------------------------------------------------------

----------------------------------------------------------     -------------------------------------------------------
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


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                                PLEASE SIGN HERE


                           Signature(s) of Holder(s):


________________________________________________________________________________


________________________________________________________________________________


Dated:_______________________, 2004      Telephone Number: (___) _______________

     The above lines must be signed by the registered holder(s) of Shares as their name(s) appear(s) on the certificate(s) for the Shares or by person(s) authorized to become registered holder(s) by a properly completed endorsement or assignment and documents transmitted with this Notice of Guaranteed Delivery. If
Shares to which this Notice of Guaranteed Delivery relates are held of record by two or more joint holders, then all such holders must sign this Notice of Guaranteed Delivery.

     If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) unless waived by Hecla, submit evidence satisfactory to Hecla of such person's authority so to act.

Name(s):________________________________________________________________________

________________________________________________________________________________
                                 (PLEASE PRINT)

Capacity (full title):__________________________________________________________

Address:________________________________________________________________________

________________________________________________________________________________
                                                             (INCLUDE ZIP CODE)

Area Code and Telephone No.:____________________________________________________

Taxpayer Identification or Social Security No.:_________________________________

DO NOT SEND CERTIFICATES REPRESENTING SHARES WITH THIS FORM. CERTIFICATES
REPRESENTING SHARES SHOULD ONLY BE SENT TO THE EXCHANGE AGENT TOGETHER WITH A
PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL.
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


                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm that is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agent Medallion Program, the New York Stock Exchange
Medallion Signature Guarantee Program or the Stock Exchange Medallion Program
(an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent, at its address set forth above, either the Shares tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Shares to the Exchange Agent's account at The Depository Trust Company, pursuant to the procedures for book-entry transfer set forth in the Offering Circular, in either case together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimile thereof) and any other required documents within five business days after the date of execution of this Notice of Guaranteed Delivery.

     THE UNDERSIGNED ACKNOWLEDGES THAT IT MUST DELIVER THE LETTER OF TRANSMITTAL
AND SHARES TENDERED HEREBY TO THE EXCHANGE AGENT WITHIN THE TIME PERIOD SET
FORTH ABOVE AND THAT FAILURE TO DO SO COULD RESULT IN FINANCIAL LOSS TO THE
UNDERSIGNED.

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
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Name of Firm:
             ----------------------------------------          -------------------------------------------------------
                  (Please Type or Print)                                        Authorized Signature

Address:                                                       Name:
-----------------------------------------------------               --------------------------------------------------
                                                                                (Please Type or Print)
-----------------------------------------------------
                                                               Title:
-----------------------------------------------------                -------------------------------------------------
                                           (Zip Code)
                                                               Date:
Area Code and Telephone No.:                                        --------------------------------------------------
                            -------------------------
----------------------------------------------------------     -------------------------------------------------------

NOTE: DO NOT SEND CERTIFICATES REPRESENTING SHARES WITH THIS FORM. CERTIFICATES REPRESENTING SHARES SHOULD ONLY BE
SENT WITH YOUR LETTER OF TRANSMITTAL.
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